Q1 2024 SUPPLEMENTAL F INANCIAL & OPERATING INFORMATION Four Corners Property Trust N Y S E : F C P T

Cautionary note regarding forward-looking statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward- looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward-looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2023 and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission. Notice regarding non-GAAP financial measures: The information in this communication contains and refers to certain non-GAAP financial measures, including FFO and AFFO. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the Investors section of our website at www.fcpt.com, and on page 17 of this presentation. F O R W A R D L O O K I N G S T A T E M E N T S A N D D I S C L A I M E R S Q 1 2 0 2 4

Q 1 2 0 2 4 3 CONTENTS 1 F I N A N C I A L S U M M A R Y P G 3 2 R E A L E S T A T E P O R T F O L I O S U M M A R Y P G 1 2 3 E X H I B I T S P G 1 6

CONSOLIDATING **BALANCE SHEET**

($000s, except shares and per share data) Unaudited	As of 3/31/2024 Real Estate Operations	Restaurant Operations	Elimination	Consolidated FCPT	As of 12/31/2023 Consolidated FCPT
ASSETS					
Real estate investments:					
Land	$ 1,237,203	$ 7,456	$ -	$ 1,244,659	$ 1,240,865
Buildings, equipment and improvements	1,704,185	15,560	-	1,719,745	1,708,556
Total real estate investments	2,941,388	23,016	-	2,964,404	2,949,421
Less: accumulated depreciation	(740,149)	(7,809)	-	(747,958)	(738,946)
Real estate investments, net	2,201,239	15,207	-	2,216,446	2,210,475
Intangible lease assets, net	115,812	-	-	115,812	118,027
Total real estate investments and intangible lease assets, net	2,317,051	15,207	-	2,332,258	2,328,502
Cash and cash equivalents	24,823	1,256	-	26,079	16,322
Straight-line rent adjustment	65,926	-	-	65,926	64,752
Deferred tax assets	-	1,320	-	1,320	1,248
Other assets	8,143	4,470	-	12,613	19,858
Derivative assets	24,414	-	-	24,414	20,952
Investment in subsidiary	16,479	-	(16,479)	-	-
Intercompany receivable	506	-	(506)	-	-
Total Assets	$ 2,457,342	$ 22,253	$ (16,985)	$ 2,462,610	$ 2,451,634
LIABILITIES AND EQUITY					
Liabilities:					
Term loan ($515,000, net of deferred financing costs)	$ 509,780	$ -	$ -	$ 509,780	$ 425,745
Revolving facility ($250,000 remaining capacity)	-	-	-	-	16,000
Unsecured notes ($625,000, net of deferred financing costs)	621,150	-	-	621,150	670,944
Rent received in advance	12,300	-	-	12,300	14,309
Derivative liabilities	607	-	-	607	2,968
Dividends payable	31,656	-	-	31,656	31,539
Other liabilities	17,606	5,281	-	22,887	30,266
Intercompany payable	-	506	(506)	-	-
Total liabilities	$ 1,193,099	$ 5,787	$ (506)	$ 1,198,380	$ 1,191,771
Equity:					
Preferred stock	$ -	$ -	$ -	$ -	$ -
Common stock	9	-	-	9	9
Additional paid-in capital	1,268,361	16,479	(16,479)	1,268,361	1,261,940
Accumulated other comprehensive income	27,538	-	-	27,538	21,977
Noncontrolling interest	2,210	-	-	2,210	2,213
Accumulated deficit	(33,875)	(13)	-	(33,888)	(26,276)
Total equity	$ 1,264,243	$ 16,466	$ (16,479)	$ 1,264,230	$ 1,259,863
Total Liabilities and Equity	$ 2,457,342	$ 22,253	$ (16,985)	$ 2,462,610	$ 2,451,634

Q1 2024

4

Q 1 2 0 2 4 5 C O N S O L I D A T E D INCOME STATE ME NT ($000s, except shares and per share data) Unaudited 2024 2023 Revenues: Rental revenue 58,573$ 52,197$ Restaurant revenue 7,894 7,755 Total revenues 66,467 59,952 Operating expenses: General and administrative 6,213 6,055 Depreciation and amortization 13,467 12,176 Property expenses 3,081 3,167 Restaurant expenses 7,564 7,295 Total operating expenses 30,325 28,693 Interest expense (12,281) (9,918) Other income, net 240 300 Realized gain on sale, net - 1,562 Income tax expense (27) (48) Net income 24,074 23,155 Net income attributable to noncontrolling interest (30) (31) Net Income Attributable to Common Shareholders 24,044$ 23,124$ Basic net income per share 0.26$ 0.27$ Diluted net income per share 0.26$ 0.27$ Regular dividends declared per share 0.3450$ 0.3400$ Weighted-average shares outstanding: Basic 91,719,475 85,833,602 Diluted 91,929,760 86,095,554 Three Months Ended March 31,

Q 1 2 0 2 4 6 F F O & A F F O RE CONCIL IATION ($000s, except shares and per share data) Unaudited 2024 2023 Net income 24,074$ 23,155$ Depreciation and amortization 13,430 12,145 Realized gain on sales of real estate - (1,562) FFO (as defined by NAREIT) 37,504$ 33,738$ Straight-line rental revenue (1,174) (1,433) Deferred income tax benefit1 (72) (68) Stock-based compensation 1,640 1,767 Non-cash amortization of deferred financing costs 638 644 Non-real estate investment depreciation 37 31 Other non-cash revenue adjustments 555 551 Adjusted Funds From Operations (AFFO) 39,128$ 35,230$ Fully diluted shares outstanding2 92,044,319 86,210,113 FFO per diluted share 0.41$ 0.39$ AFFO per diluted share 0.43$ 0.41$ Three Months Ended March 31,

Q 1 2 0 2 4 7 N E T A S S E T V A L U E COMPONE NTS Real Estate Portfolio as of 3/31/2024 Purchase Price ($000s) # of Rental Leases Total Square Feet (000s) Avg. Rent Per Square Foot ($) Tenant EBITDAR Coverage1 Lease Term Remaining (Yrs)2 Annual Cash Base Rent ($000s)3 % Total Cash Base Rent(3) Darden - 455 3,549 32 5.5x 6.5 112,868 51.4% Other restaurant - 400 1,894 33 2.8x 9.6 62,633 28.5% Non-restaurant - 282 2,064 21 2.7x 7.5 44,112 20.1% Total Owned Portfolio - 1,137 7,507 29 4.9x 7.6 219,612 100.0% Q1 2024 Transaction Activity4 Leases acquired 15,902 4 41 27 n/a 9.9 1,102 0.5% No sales in Q1 2024 Tangible Assets Book Value ($000s) Cash, cash equivalents, and restricted cash 26,764$ Other tangible assets 7,217 Total Tangible Assets 33,981$ Debt Face Value ($000s) Term loan 515,000$ Senior fixed rate notes 625,000 Revolving credit facility - Total Debt 1,140,000$ Tangible Liabilities Book Value ($000s) Dividends payable 31,656$ Rent received in advance, accrued interest, and other accrued expenses 27,201 Total Tangible Liabilities 58,857$ Shares Outstanding Common stock (shares outstanding as of 3/31/2024) 91,989,203 Operating partnership units (OP units outstanding as of 3/31/2024) 114,559 Total Common Stock and OP Units Outstanding 92,103,762

Q 1 2 0 2 4 8 C A P I T A L I Z A T I O N & K E Y C R E D I T ME TRICS % of Market Capitalization Equity: Share price (3/31/2024) 24.47$ Shares and OP units outstanding (3/31/2024) 92,103,762 Equity Value 2,253,779$ 66.4% Debt: Term loan 515,000$ 15.2% Revolving credit facility - 0.0% Unsecured notes 625,000 18.4% Total Debt 1,140,000$ 33.6% Total Market Capitalization 3,393,779$ 100.0% Less: cash and restricted cash (26,764) Implied Enterprise Value 3,367,015$ Dividend Data (fully diluted) Q1 2024 Common dividend per share1 $0.3450 AFFO per share $0.43 AFFO payout ratio 81.2% Credit Metrics Net Debt2 Adjusted EBITDAre 3 Ratio Net debt to Adjusted EBITDAre 1,113,236$ 199,591$ 5.6x Q1 2024 Capitalization ($000s, except shares and per share data)

DEBT SUMMARY

Debt Type	Maturity Date		Balance as of March 31, 2024 ($000s)	% of Debt	Cash Interest Rate as of March 31, 2024[4]	Weighted Average Maturity (Yrs.)
Credit Facility[1]						
Revolving facility	Nov-2025		-	-	-	1.6
Term loan	Nov-2025		150,000	13.2%	3.83%	1.6
Term loan	Nov-2026		100,000	8.8%	3.83%	2.6
Term loan	Jan-2027		90,000	7.9%	3.78%	2.8
Term loan	Mar-2027		85,000	7.5%	3.78%	3.0
Term loan	Jan-2028		90,000	7.9%	3.78%	3.8
	Principal Amount	**$**	**515,000**			
Unsecured Notes[2]						
C	Dec-2026		50,000	4.4%	4.63%	2.7
B	Jun-2027		75,000	6.6%	4.93%	3.2
D	Dec-2028		50,000	4.4%	4.76%	4.7
G	Apr-2029		50,000	4.4%	2.74%	5.1
E	Jun-2029		50,000	4.4%	3.15%	5.2
F	Apr-2030		75,000	6.6%	3.20%	6.0
I	Mar-2031		50,000	4.4%	3.09%	7.0
H	Apr-2031		50,000	4.4%	2.99%	7.1
J	Mar-2032		75,000	6.6%	3.11%	8.0
K	Jul-2033		100,000	8.8%	6.44%	9.3
	Principal Amount	**$**	**625,000**			
Mortgages Payable[3]						
None			-	-	-	-
Total/Weighted Average		**$**	**1,140,000**	**100.0%**	**3.96%**	**4.5**
Unamortized Deferred Financing Costs						
Credit facility		$	(5,220)			
Unsecured notes			(3,850)			
Debt Carrying Value (GAAP)		**$**	**1,130,930**			
Fixed rate		$	1,085,000	95%		
Variable rate		$	55,000	5%		

Credit Rating (Fitch/Moody's): BBB/Baa3

Note: FCPT has entered into interest rate swaps that fix $460 million of Term Loans through November 2024, $410 million through November 2025, and $410 through November 2026, and $360 through November 2027. See footnotes for further details

Q1 2024

9

$150 $100 $175 $90 $250 $50 $75 $50 $0 $150 $250 $140 $100 $75 $100 $75 $100 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Unsecured Notes Undrawn Revolver Drawn Revolver Unsecured Term Q 1 2 0 2 4 10 4.5-year Weighted average term for notes/term loans 95% Fixed rate debt 3.96% Weighted average cash interest rate $250 million Available on revolver 1 D E B T M A T U R I T Y SCHE DUL E

Q 1 2 0 2 4 11 D E B T COVE NANTS As of March 31, 2024 Covenants Q1 2024 Limitation on incurrence of total debt ≤ 60% of consolidated capitalization value 37.0% Limitation on incurrence of secured debt ≤ 40% of consolidated capitalization value 0.0% Fixed charge coverage ratio ≥ 1.50x 4.3x Limitation on unencumbered leverage ≤ 60% 37.3% Unencumbered interest coverage ratio ≥ 1.75x 4.8x Requirement The following is a summary of the key financial covenants for our unsecured credit facility. These calculations are not based on U.S. GAAP measurements and are presented to demonstrate compliance with current credit covenants

Q 1 2 0 2 4 12 1 F I N A N C I A L S U M M A R Y P G 3 3 E X H I B I T S P G 1 6 CONTENTS 2 R E A L E S T A T E P O R T F O L I O S U M M A R Y P G 1 2

Q 1 2 0 2 4 13 1,137 Leases / 149 Brands Annual Base Rent of $219.6 million1 51% Darden Exposure 59% Investment Grade3 1.4% Average Annual Rent Escalator4 F C P T P O R T F O L I O B R A N D DIVE RSIF ICATION 10% 4% 8% 21% 9% 8% 3% 37% Other restaurants Auto service Medical retail Other retail Other 2 FCPT Portfolio Brands Rank Brand Name Number Square Feet (000s) % of ABR 1 Olive Garden 314 2,673 36.8% 2 Longhorn Steakhouse 115 645 10.4% 3 Chili's 82 450 7.7% 4 Buffalo Wild Wings 28 171 2.5% 5 Cheddar's 13 112 2.2% 6 Red Lobster 18 130 1.7% 7 Caliber Collision 28 390 1.6% 8 Bahama Breeze 10 92 1.5% 9 KFC 33 95 1.5% 10 WellNow Urgent Care 20 78 1.4% 11 Burger King 21 68 1.4% 12 BJ's Restaurant 12 98 1.3% 13 Take 5 Car Wash 9 35 1.3% 14 Bob Evans 15 83 1.2% 15 Oak Street Health 10 87 1.1% 16 Outback Steakhouse 13 88 1.0% 17 Arby's 17 53 0.8% 18 Texas Roadhouse 12 88 0.8% 19 NAPA Auto Parts 17 120 0.8% 20 Starbucks 17 38 0.8% 21 Fresenius 10 80 0.7% 22 Taco Bell 14 35 0.6% 23 Aspen Dental 10 36 0.6% 24 Verizon 12 34 0.6% 25 Tire Discounters 8 73 0.6% 26-149 Other 279 1,655 18.9% Total Lease Portfolio 1,137 7,507 100%

GEOGRAPHIC **DIVERSIFICATION**



WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
VT
NH
MA
RI
CT
NJ
DE
MD
Annualized Base Rent[1] (%)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

State	% ABR	Leases
TX	10.0%	89
FL	9.0%	83
OH	7.2%	85
IL	6.8%	77
GA	5.3%	61
IN	5.0%	72
MI	4.3%	62
TN	4.3%	38
VA	2.7%	32
NY	2.7%	34
MD	2.6%	33
SC	2.5%	31
PA	2.5%	23
NC	2.4%	32
WI	2.3%	32
AL	2.3%	33
CA	2.1%	15
CO	2.0%	26
LA	2.0%	24
KY	2.0%	24
MS	2.0%	24
OK	1.8%	21
MO	1.7%	24
IA	1.7%	25
AZ	1.4%	15
KS	1.4%	14
MN	1.1%	11
NV	1.1%	8
AR	1.0%	11
Other	6.9%	78

Q1 2024 14

Q 1 2 0 2 4 15 0.9% 2.2% 2.8% 12.7% 11.9% 11.1% 9.9% 9.5% 7.0% 13.4% 1.9% 2.3% 3.3% 2.3% 2.9% 0.4% 1.4% 0.8% 1.7% 0.4% 1.3% 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 % A N N U A L I Z E D B A S E R E N T 1 99.6% occupied2 as of 3/31/2024 7.6 years weighted average lease term < 6.0% of rental income matures prior to 2027 L E A S E M A T U R I T Y S C H E D U L E

Q 1 2 0 2 4 16 2 R E A L E S T A T E P O R T F O L I O S U M M A R Y P G 1 2 3 E X H I B I T S P G 1 6 1 F I N A N C I A L S U M M A R Y P G 3CONTENTS

17 This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to annual cash base rent as of 3/31/2024 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses. Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt. We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non- GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non- GAAP measures may not be comparable to similarly titled measures employed by other REITs. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated quarterly by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the average trailing twelve brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ most recently reported EBITDAR by annual in-place cash base rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations (“AFFO”) is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with business combinations 2. Straight-line rent 3. Stock-based compensation expense 4. Non-cash amortization of deferred financing costs 5. Other non-cash interest expense (income) 6. Non-real estate investment depreciation 7. Merger, restructuring and other related costs 8. Impairment charges 9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives 10. Amortization of capitalized leasing costs 11. Debt extinguishment gains and losses 12. Non-cash expense (income) adjustments related to deferred tax benefits AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Properties refers to properties available for lease. G L O S S A R Y A N D N O N - G A A P DE F INIT IONS

Q 1 2 0 2 4 18 R E C O N C I L I A T I O N S C H E D U L E S RECONCILIATION OF NET INCOME TO ADJUSTED EBITDARE RENTAL REVENUE AND PROPERTY EXPENSE DETAIL (In thousands) Unaudited 2024 2023 Net Income 24,074$ 23,155$ Adjustments: Interest expense 12,281 9,918 Income tax expense 27 48 Depreciation and amortization 13,467 12,176 EBITDA1 49,849 45,297 Adjustments: Gain on dispositions and exchange of real estate - (1,562) Provision for impairment of real estate - - EBITDAre 1 49,849 43,735 Adjustments: Real estate transaction costs 49 51 Gain or loss on extinguishment of debt - - Adjusted EBITDAre 1 49,898 43,786 Annualized Adjusted EBITDAre 199,591$ 175,142$ Three Months Ended March 31, (In thousands) 2024 2023 Rental revenue 55,888$ 49,674$ Tenant reimbursement revenue 2,685 2,523 Total Rental Revenue 58,573$ 52,197$ (In thousands) 2024 2023 Tenant expense reimbursed 2,685$ 2,523$ Other non-reimbursed property expenses2 396 644 Total Property Expenses 3,081$ 3,167$ Three Months Ended March 31, Three Months Ended March 31, Rental Revenue Property Expenses

Q 1 2 0 2 4 19 PAGE 6 FFO & AFFO RECONCILIATION 1. Amount represents non-cash deferred income tax (benefit) expense recognized at the Kerrow Restaurant Business 2. Assumes the issuance of common shares for OP units held by non- controlling interest PAGE 9 DEBT SUMMARY 1. Borrowings under the term loans accrue interest at a rate of daily SOFR plus 0.10% plus a 0.95%-1.00% credit spread. FCPT has entered into interest rate swaps that fix $460 million of Term Loans through November 2024, $410 million through November 2025, and $410 through November 2026, and $360 through November 2027. The all-in cash interest rate on the portion of the term loan that is fixed and including the credit spread is approximately 3.5% for 2024, 3.3% for 2025, 3.7% for 2026, and 3.6% for 2027. A daily simple SOFR rate of 5.34% as of 3/31/2024 is used for the 11% of term loans that are not fixed through hedges 2. These notes are senior unsecured fixed rate obligations of the Company. Cash interest rate excludes amortization of swap gains and losses incurred in connection with the issuance of these notes. The annual amortization (benefit) of net hedge gains is currently $182 thousand per year 3. As of 3/31/2024, FCPT had no mortgage debt and 100% of FCPT properties were unencumbered 4. Excludes amortization of deferred financing costs on the credit facility and unsecured notes PAGE 10 DEBT MATURITY SCHEDULE Figures as of 3/31/2024 1. The revolving credit facility expires on November 9, 2025 subject to FCPT’s availability to extend the term for one additional six-month period to May 9, 2026 PAGE 15 LEASE MATURITY SCHEDULE Note: Excludes renewal options. All data as of 3/31/2024 1. Annual cash base rent (ABR) as defined in glossary 2. Occupancy based on portfolio square footage PAGE 7 NET ASSET VALUE COMPONENTS 1. See glossary on page 17 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 99% of Darden annual cash base rent (ABR), 53% of other restaurant ABR and 8% of non- restaurant ABR or 68% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the year ending November 2023 and updated average trailing twelve months brand average margins and brand average year over year same store sales for the quarter ended February 2024 2. Lease term weighted by annual cash base rent (ABR) as defined in glossary 3. Current scheduled minimum contractual rent as of 3/31/2024 4. FCPT acquired 4 properties and leasehold interests in Q1 2024; FCPT had no dispositions in the quarter PAGE 13 BRAND DIVERSIFICATION 1. Represents current scheduled minimum Annual Cash Base Rent (ABR) as of 3/31/2024, as defined in glossary 2. Other Darden represents Bahama Breeze, Cheddar’s, Seasons 52, and Eddie V’s branded restaurants 3. Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies from Fitch, S&P or Moody’s 4. Average annual rent escalation through December 31, 2028 (weighted by annualized base rent) PAGE 14 GEOGRAPHIC DIVERSIFICATION 1. Annual cash base rent (ABR) as defined in glossary. Includes two leases in Alaska (not pictured) PAGE 18 RECONCILIATION SCHEDULES 1. See glossary on page 17 for non-GAAP definitions 2. Other non-reimbursed property expenses include non- reimbursed tenant expenses, vacant property expenses, abandoned deal costs, property legal costs, and franchise taxes PAGE 8 CAPITALIZATION & KEY CREDIT METRICS 1. First quarter 2024 dividend was declared on 3/11/2024, payable on 4/15/2024 2. Principal debt amount less cash and cash equivalents 3. Current quarter annualized. See glossary on page 17 for definitions of EBITDAre and Adjusted EBITDAre and page 19 for reconciliation to net income F O O T N O T E S

Four Corners Property Trust N Y S E : F C P T THANK YOU Q1 2024 SUPPLEMENTAL F INANCIAL & OPERATING INFORMATION